UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–01403)

Exact name of registrant as specified in charter:	Putnam Global Equity Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	October 31, 2019

Date of reporting period:	November 1, 2018 — October 31, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Global Equity Fund

Annual report
10 | 31 | 19

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
PEQUX

Putnam
Global Equity
Fund

Annual report
10 | 31 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

December 11, 2019

Dear Fellow Shareholder:

We believe your mutual fund investment offers a number of advantages, such as investment diversification and daily liquidity. Putnam funds also include a commitment to active investing. Putnam’s portfolio managers and analysts take a research-intensive approach that incorporates risk management strategies designed to serve you through changing conditions.

To support your overall investment program, we believe that the counsel of a financial advisor is prudent. For over 80 years, Putnam has recognized the importance of professional investment advice. Your financial advisor can help in many ways, including defining and planning for goals, determining your appropriate level of risk, and reviewing your investments on a regular basis.

As always, your fund’s Board of Trustees remains committed to protecting the interests of Putnam shareholders like you. We thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 8–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/19. See above and pages 8–10 for additional fund performance information. Index descriptions can be found on pages 14–15.

2 Global Equity Fund

Shep, could you provide an overview of the global investing environment for the reporting period?

The 12-month reporting period was marked by a series of ups and downs. At the start of the period, rising U.S. interest rates, escalating U.S.–China trade tensions, and weakening economies in China and Europe reduced investor appetite for stocks. Global stock markets experienced a sharp sell-off in December 2018, declining by 20% or more from recent highs. By the turn of the new year, the U.S. Federal Reserve [the Fed] eased its monetary policy and put interest-rate hikes on hold. Stock markets rebounded, recouping about two thirds of their cumulative losses by the end of February 2019.

By May 2019, the threat of higher tariffs curbed global production levels and heightened recessionary fears. In response, the Fed cut interest rates for the first time in over a decade in July, and again in September and October 2019. Energy and financial stocks were impacted by falling interest rates. A bright spot for the period was consumer spending, which remained strong amid record-low unemployment and solid wage reports in the United States.

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Allocations are shown as a percentage of the fund’s net assets as of 10/31/19. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 10/31/19. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

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Given this backdrop, how did the fund perform?

The fund’s class A shares posted a return of 12.16%, slightly underperforming its benchmark, the MSCI World Index [ND], which gained 12.69%.

What were some of the fund’s top contributors to performance?

Summit Materials, a North American supplier of aggregates, cement, and asphalt, was the fund’s top contributor. The stock had underperformed in the first half of the reporting period because of poor weather conditions that delayed key cement contracts. More favorable weather conditions, combined with price increases across all business lines, helped improve Summit’s financials in the second half of fiscal 2019. The company reported an increase in organic sales volume and a more than 20% improvement in operating income for the third quarter ended October 31, 2019. Strengthening fundamentals helped boost Summit’s valuation.

Our overweight position in Ball Corp., a U.S.-based aluminum can manufacturer, also aided results. During the period, investors were impressed by a pickup in organic growth. Sales were largely driven by its packaging business, which offers sustainable, eco-friendly alternatives to plastic packaging.

Sig Combibloc Group [SIG], which was not held in the benchmark, was another highlight for the period. Switzerland-based SIG is a global supplier of aseptic, paper-based carton packaging to the food and beverage industries. Similar to Ball Corp., SIG has benefited from a global initiative to reduce or eliminate the use of single-serve plastics. SIG’s sustainable packaging innovations have attracted a diverse customer base in Asia Pacific and the Americas. Investors were also impressed with SIG’s plans to open a new production plant in China by 2021 to meet expected demand.

Electronic payments solution provider First Data Corp. also aided results. In January 2019, its industry-leading competitor, Fiserv, announced that it would acquire the firm in an all-stock transaction valued at $22 billion. Shares of First Data rose upward of 20% on the news. The acquisition was completed at the end of July 2019.

What were some of the fund’s top detractors?

DXC Technology, one of world’s largest information technology services [IT] providers, was the fund’s top detractor. We initially purchased the stock several years ago and liked it for its reasonable valuation and turnaround strategy, which included cost-cutting measures and share buybacks. DXC had been a strong performer up until this year. In 2019, management was not able to deliver on its plans and investors began to lose confidence in the stock. Subsequently, we sold our position in DXC during the period.

Seven Generations Energy [7G], an energy producer based in Calgary, Canada, also dampened results. During the period, 7G had difficulties sustaining production growth at its large-scale property, Montney, located in Alberta. Given its weakening fundamentals, we sold our position in 7G during the period.

Bank of Ireland Group, a commercial bank operation in Ireland, also was a disappointment. Central to the company’s profit revitalization plan was a massive upgrade to its IT infrastructure, which experienced delays over the period. Declining interest rates and stalled Brexit negotiations also proved to be a drag on performance. Investors feared the likelihood of a “hard Brexit,” a deal whereby the United

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Kingdom [UK] leaves not only the European Union [EU], but the single market and the customs union that includes non-EU members. Growing uncertainties over Bank of Ireland’s future given any type of Brexit led to sell-offs of the stock.

What is your outlook for the global economy?

Despite the many bouts of market volatility and mounting investor concerns, we believe global stock markets will achieve solid gains in the months ahead. We also expect the U.S. economy will continue its now decade-long positive growth trend, albeit at a more moderate pace. We believe the likelihood of a U.S. recession is low between now and the end of 2020 given the underlying strength of the consumer sector and low interest rates.

Going forward, China remains a key area of focus. We believe China’s infrastructure build may have peaked and is at risk of contracting. Gross domestic product [GDP] in China is at an all-time low since 1992. We believe serious economic problems in China could lead to significant ramifications for the global economy.

On the other hand, China continues to implement more stimulus measures and there could be a resolution of some aspects of the U.S.–China tariff conflict. In our view, this combination could potentially stabilize or provide a short-term reacceleration of growth in China and globally in the months ahead.

How is the fund positioned for the new fiscal year?

The difference between the most expensive and the cheapest stocks is near one of its widest points in history. We are now beginning to see some sell-off among the most expensive [growth-oriented] stocks. At the same time, many value stocks are selling at deep discounts despite underlying solid fundamentals. In our view, Japan and the UK offer some of the most attractive valuations globally, although stock selection remains important.

We believe the current investing environment is conducive to our active stock selection strategy. This strategy focuses on evaluating a company’s individual merits and less on broader macroeconomic trends. Our portfolio team has the flexibility to invest across investment styles and sectors. While we believe the impact of changes

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Global Equity Fund

to global trade patterns remains unclear, we continue to be constructive on the global equity markets over the near-term.

Thank you, Shep, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2019, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. Effective November 25, 2019, class M shares will no longer be available for purchase and will convert automatically to class A shares. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (7/1/94)
Before sales charge	7.86%	135.94%	8.96%	32.47%	5.79%	36.39%	10.90%	12.16%
After sales charge	7.61	122.38	8.32	24.86	4.54	28.55	8.73	5.71
Class B (7/1/94)
Before CDSC	7.65	122.25	8.31	27.57	4.99	33.36	10.07	11.40
After CDSC	7.65	122.25	8.31	25.57	4.66	30.36	9.24	6.40
Class C (2/1/99)
Before CDSC	7.58	118.88	8.15	27.63	5.00	33.38	10.08	11.34
After CDSC	7.58	118.88	8.15	27.63	5.00	33.38	10.08	10.34
Class M (7/3/95)
Before sales charge	7.36	124.49	8.42	29.21	5.26	34.37	10.35	11.62
After sales charge	7.21	116.63	8.04	24.69	4.51	29.67	9.05	7.71
Class R (1/21/03)
Net asset value	7.60	130.24	8.70	30.81	5.52	35.43	10.64	11.93
Class R6 (7/2/12)
Net asset value	8.09	145.08	9.38	35.10	6.20	38.04	11.34	12.63
Class Y (9/23/02)
Net asset value	8.04	142.31	9.25	34.19	6.06	37.43	11.18	12.48

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

8 Global Equity Fund

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 10/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
MSCI World Index (ND)	7.05%	147.34%	9.48%	44.13%	7.58%	39.96%	11.86%	12.69%
Lipper Global Multi-Cap
Growth category average*	7.17	153.93	9.51	46.70	7.82	42.17	12.35	14.13

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 10/31/19, there were 205, 159, 135, 75, and 8 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $22,225 and $21,888, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $21,663. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $23,024, $24,508, and $24,231, respectively.

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Fund price and distribution information For the 12-month period ended 10/31/19

	Class A		Class B	Class C	Class M		Class R	Class R6	Class Y
	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value
10/31/18	$14.72	$15.62	$13.07	$13.76	$14.03	$14.54	$14.59	$15.28	$15.23
10/31/19	16.51	17.52	14.56	15.32	15.66	16.23	16.33	17.21	17.13

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (7/1/94)
Before sales charge	7.82%	123.48%	8.37%	30.51%	5.47%	30.36%	9.24%	–0.25%
After sales charge	7.56	110.63	7.73	23.01	4.23	22.86	7.10	–5.98
Class B (7/1/94)
Before CDSC	7.60	110.12	7.71	25.69	4.68	27.46	8.42	–1.04
After CDSC	7.60	110.12	7.71	23.69	4.34	24.46	7.57	–5.98
Class C (2/1/99)
Before CDSC	7.53	107.18	7.56	25.65	4.67	27.47	8.43	–1.05
After CDSC	7.53	107.18	7.56	25.65	4.67	27.47	8.43	–2.04
Class M (7/3/95)
Before sales charge	7.32	112.24	7.82	27.27	4.94	28.44	8.70	–0.77
After sales charge	7.16	104.81	7.43	22.82	4.20	23.94	7.42	–4.25
Class R (1/21/03)
Net asset value	7.55	117.67	8.09	28.85	5.20	29.38	8.97	–0.56
Class R6 (7/2/12)
Net asset value	8.04	131.71	8.77	33.13	5.89	31.90	9.67	0.12
Class Y (9/23/02)
Net asset value	8.00	129.06	8.64	32.12	5.73	31.40	9.53	0.00

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

10 Global Equity Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. Effective November 25, 2019, class M shares will no longer be available for purchase and will convert automatically to class A shares. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 10/31/18	1.15%	1.90%	1.90%	1.65%	1.40%	0.76%	0.90%
Annualized expense ratio for the
six-month period ended 10/31/19*†	1.12%	1.87%	1.87%	1.62%	1.37%	0.74%	0.87%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

† Includes a decrease of 0.03% from annualizing the performance fee adjustment for the six months ended 10/31/19.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 5/1/19 to 10/31/19. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.71	$9.51	$9.51	$8.25	$6.98	$3.77	$4.44
Ending value (after expenses)	$1,021.70	$1,018.20	$1,017.90	$1,019.50	$1,020.60	$1,023.80	$1,023.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 10/31/19, use the following calculation method. To find the value of your investment on 5/1/19, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.70	$9.50	$9.50	$8.24	$6.97	$3.77	$4.43
Ending value (after expenses)	$1,019.56	$1,015.78	$1,015.78	$1,017.04	$1,018.30	$1,021.48	$1,020.82

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 Global Equity Fund

Consider these risks before investing

International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, and factors related to a specific issuer, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC. Effective November 25, 2019, class M shares will no longer be available for purchase and will convert automatically to class A shares.

Class R shares are not subject to an initial sales charge or CDSC and are only available to certain employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

14 Global Equity Fund

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2019, Putnam employees had approximately $472,000,000 and the Trustees had approximately $74,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

16 Global Equity Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2019, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2019, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2019 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2019. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of

Global Equity Fund 17

the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders. In considering the operation of your fund’s performance fees, the Trustees considered that they had approved, at their meeting on January 25, 2019, an amended and restated management contract in connection with the proposed mergers (which subsequently closed on June 17, 2019) of Putnam Global Utilities Fund, Putnam Global Consumer Fund, Putnam Global Financials Fund, and Putnam Global Sector Fund, other mutual funds managed by Putnam Management, with and into your fund. The amended and restated management contract provided that, effective upon the closing of the mergers, the performance adjustment calculation for your fund would take into account the net assets of the acquired funds in the proposed mergers for periods before the consummation of the mergers, except that if the use of combined assets would result in a higher management fee, only the assets of your fund would be used. The Trustees considered that the amended and restated management contract may reduce your fund’s management fees.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2018. These expense limitations were: (i) a contractual expense limitation applicable to all open-end funds of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2018. Putnam Management and PSERV have agreed

18 Global Equity Fund

to maintain these expense limitations until at least February 28, 2021. The support of Putnam Management and PSERV for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2018. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2018 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available

Global Equity Fund 19

to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, after a strong start to the year, 2018 was a mixed year for The Putnam Funds, with the Putnam open-end Funds’ performance, on an asset-weighted basis, ranking in the 54th percentile of their Lipper Inc. (“Lipper”) peers (excluding those Putnam funds that are evaluated based on their total returns versus selected investment benchmarks). The Trustees also noted that The Putnam Funds were ranked by the Barron’s/Lipper Fund Families survey as the 41st-best performing mutual fund complex out of 57 complexes for the one-year period ended December 31, 2018 and the 29th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2018. The Trustees observed that The Putnam Funds’ performance over the longer-term continued to be strong, ranking 6th out of 49 mutual fund complexes in the survey over the ten-year period ended 2018. In addition, the Trustees noted that 22 of the funds were four- or five-star rated by Morningstar Inc. at the end of 2018. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2018 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Global Multi-Cap Growth Funds) for the one-year, three-year and five-year periods ended December 31, 2018 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	4th
Three-year period	3rd
Five-year period	4th

Over the one-year, three-year and five-year periods ended December 31, 2018, there were 232, 183 and 168 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s fourth quartile performance over the one-year and five-year periods ended December 31, 2018 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that security selection within certain countries and sectors (largely, technology and cyclical companies — companies whose stocks tend to rise quickly as the economy improves and drop quickly as the economy turns down) detracted from the fund’s performance. The Trustees also noted Putnam Management’s view that the fund’s underperformance in 2016 (due partly to the fund’s underexposure to value stocks and high dividend yielding stocks, which had each outperformed) contributed to the fund’s underperformance over the five-year period. In addition, the Trustees considered that Lipper had reclassified the fund from the Lipper Global Multi-Cap Core Funds group to the Lipper Global Multi-Cap Growth Funds group. The Trustees noted Putnam Management’s observation that the fund would have fared better over certain periods (third quartile over the one-year and five-year periods) in its former peer group.

The Trustees noted the fund’s top-decile performance in 2017. The Trustees considered that Putnam Management remained confident in the fund’s portfolio managers. The Trustees also considered Putnam Management’s continued efforts to support fund performance through the appointment of additional portfolio managers in February 2018 and February 2019 and through initiatives including structuring compensation

20 Global Equity Fund

for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires in 2018 to strengthen its investment team.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance concerns that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on Putnam Management’s willingness to take appropriate measures to address fund performance issues and Putnam Management’s responsiveness to Trustee concerns about investment performance, the Trustees concluded that it continued to be advisable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund, with all the attendant risks and disruptions, would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Global Equity Fund 21

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

22 Global Equity Fund

Report of Independent Registered Public Accounting Firm

Shareholders and the Board of Trustees
Putnam Global Equity Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Putnam Global Equity Fund (the “fund”), including the fund’s portfolio, as of October 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the fund as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Putnam investment companies since 1999.

Boston, Massachusetts
December 11, 2019

Global Equity Fund 23

The fund’s portfolio 10/31/19

COMMON STOCKS (98.8%)*	Shares	Value
Aerospace and defense (0.6%)
L3Harris Technologies, Inc.	27,255	$5,622,979
		5,622,979
Auto components (1.0%)
Pirelli & C. SpA (Italy)	1,615,279	9,387,979
		9,387,979
Banks (2.3%)
Bank of America Corp.	523,084	16,356,837
Bank of Ireland Group PLC (Ireland)	1,418,749	6,830,062
		23,186,899
Beverages (3.5%)
Asahi Group Holdings, Ltd. (Japan)	446,100	22,326,241
Coca-Cola Co. (The)	218,111	11,871,782
		34,198,023
Biotechnology (1.1%)
Vertex Pharmaceuticals, Inc. †	54,081	10,571,754
		10,571,754
Building products (2.4%)
Fortune Brands Home & Security, Inc.	174,183	10,459,689
Johnson Controls International PLC	306,096	13,263,140
		23,722,829
Capital markets (0.8%)
BGP Holdings PLC (Malta)	82,319	—
E*Trade Financial Corp.	191,912	8,020,002
		8,020,002
Chemicals (1.8%)
Sherwin-Williams Co. (The)	30,636	17,533,596
		17,533,596
Commercial services and supplies (1.0%)
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $17) (Private)
(Germany) † ∆∆ F	13	11
New Middle East Other Assets GmbH (acquired 8/2/13, cost $7) (Private)
(Germany) † ∆∆ F	5	4
Waste Connections, Inc.	111,891	10,338,728
		10,338,743
Construction and engineering (0.8%)
Kyudenko Corp. (Japan)	249,900	8,177,545
		8,177,545
Construction materials (1.8%)
Summit Materials, Inc. Class A †	800,121	18,346,775
		18,346,775
Consumer finance (—%)
Oportun Financial Corp. (acquired 6/23/15, cost $38,157) (Private) † ∆∆ F	1,310	19,005
		19,005
Containers and packaging (2.6%)
Ball Corp.	140,100	9,802,797
SIG Combibloc Group AG (Switzerland)	1,183,123	16,354,909
		26,157,706

24 Global Equity Fund

COMMON STOCKS (98.8%)* cont.	Shares	Value
Distributors (0.7%)
PALTAC Corp. (Japan)	153,400	$7,398,900
		7,398,900
Diversified financial services (0.9%)
Eurazeo SA (France)	131,444	9,165,810
		9,165,810
Entertainment (4.5%)
Activision Blizzard, Inc.	177,100	9,922,913
Live Nation Entertainment, Inc. † S	144,400	10,180,200
Nintendo Co., Ltd. (Japan)	33,000	11,770,409
Walt Disney Co. (The)	95,303	12,381,766
		44,255,288
Equity real estate investment trusts (REITs) (0.2%)
Hibernia REIT PLC (Ireland) R	1,184,912	1,845,127
		1,845,127
Food products (4.2%)
Associated British Foods PLC (United Kingdom)	224,606	6,485,552
Hershey Co. (The)	68,900	10,119,343
Nomad Foods, Ltd. (United Kingdom) †	1,297,633	25,316,820
		41,921,715
Health-care equipment and supplies (4.6%)
Becton Dickinson and Co.	70,700	18,099,200
Boston Scientific Corp. †	364,900	15,216,330
Danaher Corp.	88,443	12,189,214
		45,504,744
Health-care providers and services (1.4%)
Cigna Corp.	75,801	13,527,446
		13,527,446
Hotels, restaurants, and leisure (3.8%)
Compass Group PLC (United Kingdom)	699,964	18,657,790
Dalata Hotel Group PLC (Ireland)	1,120,538	6,623,162
Hilton Worldwide Holdings, Inc.	122,376	11,865,577
		37,146,529
Household durables (1.2%)
HC Brillant Services GmbH (acquired 8/2/13, cost $17) (Private)
(Germany) † ∆∆ F	26	22
Lennar Corp. Class A	202,945	12,095,522
		12,095,544
Independent power and renewable electricity producers (4.3%)
NRG Energy, Inc.	1,059,281	42,498,353
		42,498,353
Industrial conglomerates (0.7%)
Honeywell International, Inc.	38,921	6,722,824
		6,722,824
Insurance (8.3%)
Assured Guaranty, Ltd.	653,195	30,647,910
AXA SA (France)	491,683	12,994,431
Fairfax Financial Holdings, Ltd. (Canada)	21,162	8,965,451
IRB Brasil Resseguros SA (Brazil)	838,200	7,898,165

Global Equity Fund 25

COMMON STOCKS (98.8%)* cont.	Shares	Value
Insurance cont.
Prudential PLC (United Kingdom)	465,250	$8,151,534
QBE Insurance Group, Ltd. (Australia)	1,483,648	12,862,340
		81,519,831
Interactive media and services (1.5%)
Alphabet, Inc. Class C †	12,062	15,199,446
		15,199,446
Internet and direct marketing retail (3.0%)
Amazon.com, Inc. †	16,730	29,723,522
Global Fashion Group SA (acquired 8/2/13, cost $958,823) (Private)
(Luxembourg) † ∆∆ F	29,653	63,994
		29,787,516
IT Services (4.9%)
Accenture PLC Class A	41,343	7,665,819
Fiserv, Inc. †	152,475	16,183,697
GoDaddy, Inc. Class A †	116,821	7,596,870
Visa, Inc. Class A	92,754	16,589,980
		48,036,366
Leisure products (1.2%)
Universal Entertainment Corp. (Japan)	363,100	12,175,885
		12,175,885
Oil, gas, and consumable fuels (8.1%)
Cenovus Energy, Inc. (Canada)	2,257,343	19,229,662
Cheniere Energy, Inc. †	136,367	8,393,389
ConocoPhillips	110,187	6,082,322
Enterprise Products Partners LP	611,290	15,911,879
Kinder Morgan, Inc.	760,332	15,191,433
Pioneer Natural Resources Co.	52,965	6,515,754
Suncor Energy, Inc. (Canada)	304,343	9,048,722
		80,373,161
Personal products (3.5%)
Shiseido Co., Ltd. (Japan)	119,500	9,897,725
Unilever NV (Netherlands)	412,392	24,383,131
		34,280,856
Pharmaceuticals (1.3%)
AstraZeneca PLC (United Kingdom)	131,610	12,835,430
		12,835,430
Real estate management and development (2.0%)
Kennedy-Wilson Holdings, Inc.	481,334	11,075,495
Open House Co., Ltd. (Japan)	348,800	8,901,203
		19,976,698
Road and rail (1.7%)
Union Pacific Corp.	99,781	16,509,764
		16,509,764
Semiconductors and semiconductor equipment (2.9%)
NXP Semiconductors NV	55,200	6,275,136
SCREEN Holdings Co., Ltd. (Japan)	64,400	4,503,455
Sino-American Silicon Products, Inc. (Taiwan)	3,040,000	9,087,128
Texas Instruments, Inc.	71,897	8,483,127
		28,348,846

26 Global Equity Fund

COMMON STOCKS (98.8%)* cont.	Shares	Value
Software (6.1%)
Adobe, Inc. †	36,881	$10,250,336
Instructure, Inc. † S	160,160	7,484,277
Microsoft Corp.	145,161	20,811,733
RealPage, Inc. †	125,700	7,611,135
ServiceNow, Inc. †	57,163	14,134,123
		60,291,604
Specialty retail (4.3%)
Advance Auto Parts, Inc.	120,374	19,558,368
CarMax, Inc. †	99,300	9,251,781
Lowe’s Cos., Inc.	118,011	13,171,208
		41,981,357
Technology hardware, storage, and peripherals (0.9%)
Samsung Electronics Co., Ltd. (South Korea)	218,162	9,429,202
		9,429,202
Thrifts and mortgage finance (1.1%)
Radian Group, Inc.	416,513	10,454,476
		10,454,476
Trading companies and distributors (1.8%)
Ashtead Group PLC (United Kingdom)	360,566	10,970,060
Yellow Cake PLC 144A (United Kingdom) †	2,715,892	6,560,562
		17,530,622
Total common stocks (cost $862,675,630)		$976,097,175

CONVERTIBLE PREFERRED STOCKS (0.3%)*	Shares	Value
Uber Technologies, Inc. Ser. E, 8.00% cv. pfd. (acquired 2/18/15, cost
$3,653,997) (Private) † ∆∆ F	108,051	$3,233,426
Total convertible preferred stocks (cost $3,653,997)		$3,233,426

	Principal
U.S. TREASURY OBLIGATIONS (—%)*	amount	Value
U.S. Treasury Notes
2.875%, 11/15/21 [i]	$266,000	$275,954
2.25%, 11/15/25 [i]	127,000	132,316
Total U.S. treasury obligations (cost $408,270)		$408,270

	Principal amount/
SHORT-TERM INVESTMENTS (2.7%)*		shares	Value
Putnam Cash Collateral Pool, LLC 2.07% [d]	Shares	15,672,125	$15,672,125
Putnam Short Term Investment Fund 1.98% L	Shares	8,126,786	8,126,786
U.S. Treasury Bills 1.889%, 3/12/20 ∆		$674,000	670,212
U.S. Treasury Bills 1.922%, 12/5/19 ∆		670,000	669,055
U.S. Treasury Bills 2.029%, 11/21/19 ∆		620,000	619,476
U.S. Treasury Bills 1.649%, 4/9/20 ∆		506,000	502,579
U.S. Treasury Bills 1.625%, 4/16/20 ∆		189,000	187,663
U.S. Treasury Bills 1.636%, 4/2/20 ∆		150,000	149,033
Total short-term investments (cost $26,595,456)			$26,596,929

TOTAL INVESTMENTS
Total investments (cost $893,333,353)	$1,006,335,800

Global Equity Fund 27

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2018 through October 31, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $987,610,201.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $3,316,462, or 0.3% of net assets.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $2,666,514 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $2,561,998 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY ⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	65.8%	Australia	1.3%
United Kingdom	9.0	South Korea	1.0
Japan	8.6	Italy	0.9
Canada	3.8	Taiwan	0.9
Netherlands	2.5	Brazil	0.8
France	2.2	Other	<0.1
Switzerland	1.7	Total	100.0%
Ireland	1.5

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

28 Global Equity Fund

FORWARD CURRENCY CONTRACTS at 10/31/19 (aggregate face value $190,283,433)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
	Bank of America N.A.
	Brazilian Real	Sell	2/4/20	$6,978,095	$6,745,815	$(232,280)
	British Pound	Sell	12/18/19	14,552,720	13,724,416	(828,304)
	Canadian Dollar	Sell	1/15/20	6,913,960	6,866,438	(47,522)
	Euro	Buy	12/18/19	2,977,321	2,942,670	34,651
	Barclays Bank PLC
	Australian Dollar	Buy	1/15/20	51,935	50,409	1,526
	British Pound	Buy	12/18/19	4,192,020	4,162,529	29,491
	Euro	Buy	12/18/19	301,267	297,731	3,536
	Hong Kong Dollar	Buy	11/20/19	11,464,304	11,470,659	(6,355)
	Japanese Yen	Sell	11/20/19	164,429	165,866	1,437
	Swedish Krona	Buy	12/18/19	1,996,067	1,980,104	15,963
	Swiss Franc	Buy	12/18/19	7,880,721	7,918,670	(37,949)
Citibank, N.A.
	British Pound	Sell	12/18/19	9,817,011	9,258,903	(558,108)
	Canadian Dollar	Sell	1/15/20	292,054	290,080	(1,974)
	Danish Krone	Buy	12/18/19	5,936,746	5,963,946	(27,200)
	Euro	Buy	12/18/19	2,689,814	2,678,632	11,182
	Goldman Sachs International
	British Pound	Sell	12/18/19	12,463,197	11,754,602	(708,595)
	Canadian Dollar	Sell	1/15/20	562,232	558,473	(3,759)
	Euro	Buy	12/18/19	556,556	552,673	3,883
	New Taiwan Dollar	Buy	11/20/19	9,165,237	8,950,469	214,768
	New Taiwan Dollar	Sell	11/20/19	9,165,237	8,899,046	(266,191)
	HSBC Bank USA, National Association
	British Pound	Buy	12/18/19	1,408,713	1,394,148	14,565
	Canadian Dollar	Buy	1/15/20	2,649,902	2,644,143	5,759
	Chinese Yuan (Offshore)	Buy	11/20/19	160,677	162,270	(1,593)
	Euro	Buy	12/18/19	11,917,006	11,772,610	144,396
	Japanese Yen	Buy	11/20/19	2,292,755	2,336,198	(43,443)
	Japanese Yen	Sell	11/20/19	2,292,755	2,300,526	7,771
	JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	1/15/20	140,266	136,103	4,163
	British Pound	Sell	12/18/19	166,051	156,380	(9,671)
	Canadian Dollar	Sell	1/15/20	86,363	86,984	621
	Euro	Buy	12/18/19	98,670	118,344	(19,674)
	Norwegian Krone	Buy	12/18/19	1,762,398	1,790,007	(27,609)
	Singapore Dollar	Buy	11/20/19	3,859,805	3,835,135	24,670
	South Korean Won	Sell	11/20/19	7,693,996	7,452,771	(241,225)
	Swedish Krona	Buy	12/18/19	6,212,023	6,161,959	50,064
	Swiss Franc	Buy	12/18/19	7,837,387	7,874,264	(36,877)
	NatWest Markets PLC
	Australian Dollar	Buy	1/15/20	4,316,811	4,188,746	128,065
	Euro	Buy	12/18/19	10,424,429	10,299,237	125,192
	Japanese Yen	Sell	11/20/19	4,108,426	4,135,266	26,840

Global Equity Fund 29

FORWARD CURRENCY CONTRACTS at 10/31/19 (aggregate face value $190,283,433) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Toronto-Dominion Bank
	Canadian Dollar	Buy	1/15/20	$2,632,128	$2,602,905	$29,223
State Street Bank and Trust Co.
	Australian Dollar	Buy	1/15/20	343,585	333,390	10,195
	Israeli Shekel	Buy	1/15/20	1,908,317	1,935,390	(27,073)
	Japanese Yen	Sell	11/20/19	87,266	89,540	2,274
UBS AG
	Australian Dollar	Buy	1/15/20	7,435,803	7,212,088	223,715
	Euro	Buy	12/18/19	6,044,587	5,955,731	88,856
WestPac Banking Corp.
	Canadian Dollar	Sell	1/15/20	77,704	77,167	(537)
Unrealized appreciation						1,202,806
Unrealized (depreciation)						(3,125,939)
Total						$(1,923,133)

* The exchange currency for all contracts listed is the United States Dollar.

30 Global Equity Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$47,684,325	$11,770,409	$—
Consumer discretionary	95,665,978	54,243,716	64,016
Consumer staples	47,307,945	63,092,649	—
Energy	80,373,161	—	—
Financials	82,342,841	50,004,177	19,005
Health care	69,603,944	12,835,430	—
Industrials	62,917,124	25,708,167	15
Information technology	123,086,233	23,019,785	—
Materials	45,683,168	16,354,909	—
Real estate	11,075,495	10,746,330	—
Utilities	42,498,353	—	—
Total common stocks	708,238,567	267,775,572	83,036

Convertible preferred stocks	—	—	3,233,426
U.S. treasury obligations	—	408,270	—
Short-term investments	8,126,786	18,470,143	—
Totals by level	$716,365,353	$286,653,985	$3,316,462

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(1,923,133)	$—
Totals by level	$—	$(1,923,133)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Global Equity Fund 31

Statement of assets and liabilities 10/31/19

ASSETS
Investment in securities, at value, including $15,567,443 of securities on loan (Notes 1 and 9):
Unaffiliated issuers (identified cost $869,534,442)	$982,536,889
Affiliated issuers (identified cost $23,798,911) (Notes 1 and 5)	23,798,911
Cash	10
Foreign currency (cost $5,072) (Note 1)	5,525
Dividends, interest and other receivables	1,538,456
Foreign tax reclaim	204,790
Receivable for shares of the fund sold	9,066
Receivable for investments sold	264
Unrealized appreciation on forward currency contracts (Note 1)	1,202,806
Prepaid assets	26,227
Total assets	1,009,322,944

LIABILITIES
Payable for shares of the fund repurchased	628,560
Payable for compensation of Manager (Note 2)	492,511
Payable for custodian fees (Note 2)	85,882
Payable for investor servicing fees (Note 2)	229,057
Payable for Trustee compensation and expenses (Note 2)	649,071
Payable for administrative services (Note 2)	3,646
Payable for distribution fees (Note 2)	223,667
Unrealized depreciation on forward currency contracts (Note 1)	3,125,939
Collateral on securities loaned, at value (Note 1)	15,672,125
Collateral on certain derivative contracts, at value (Notes 1 and 9)	408,270
Other accrued expenses	194,015
Total liabilities	21,712,743

Net assets	$987,610,201

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 8)	$910,108,521
Total distributable earnings (Note 1)	77,501,680
Total — Representing net assets applicable to capital shares outstanding	$987,610,201

(Continued on next page)

32 Global Equity Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($871,069,802 divided by 52,749,618 shares)	$16.51
Offering price per class A share (100/94.25 of $16.51)*	$17.52
Net asset value and offering price per class B share ($12,250,449 divided by 841,403 shares)**	$14.56
Net asset value and offering price per class C share ($22,912,338 divided by 1,495,460 shares)**	$15.32
Net asset value and redemption price per class M share ($11,216,900 divided by 716,283 shares)	$15.66
Offering price per class M share (100/96.50 of $15.66)*	$16.23
Net asset value, offering price and redemption price per class R share
($1,303,513 divided by 79,806 shares)	$16.33
Net asset value, offering price and redemption price per class R6 share
($21,642,359 divided by 1,257,345 shares)	$17.21
Net asset value, offering price and redemption price per class Y share
($47,214,840 divided by 2,756,232 shares)	$17.13

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Global Equity Fund 33

Statement of operations Year ended 10/31/19

INVESTMENT INCOME
Dividends (net of foreign tax of $649,806)	$11,543,455
Interest (including interest income of $268,977 from investments in affiliated issuers) (Note 5)	775,109
Securities lending (net of expenses) (Notes 1 and 5)	157,592
Total investment income	12,476,156

EXPENSES
Compensation of Manager (Note 2)	5,483,431
Investor servicing fees (Note 2)	1,551,588
Custodian fees (Note 2)	62,589
Trustee compensation and expenses (Note 2)	32,562
Distribution fees (Note 2)	2,190,235
Administrative services (Note 2)	23,980
Other	424,270
Total expenses	9,768,655
Expense reduction (Note 2)	(64,188)
Net expenses	9,704,467

Net investment income	2,771,689

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(20,061,970)
Foreign currency transactions (Note 1)	(5,480)
Forward currency contracts (Note 1)	440,864
Written options (Note 1)	1,477,176
Total net realized loss	(18,149,410)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	115,992,462
Assets and liabilities in foreign currencies	3,690
Forward currency contracts	(1,669,190)
Written options	(663,875)
Total change in net unrealized appreciation	113,663,087

Net gain on investments	95,513,677

Net increase in net assets resulting from operations	$98,285,366

The accompanying notes are an integral part of these financial statements.

34 Global Equity Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 10/31/19	Year ended 10/31/18
Operations
Net investment income	$2,771,689	$1,554,360
Net realized loss on investments
and foreign currency transactions	(18,149,410)	(21,181,672)
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	113,663,087	(5,850,403)
Net increase (decrease) in net assets resulting
from operations	98,285,366	(25,477,715)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	—	(2,377,802)
Class B	—	—
Class C	—	—
Class M	—	—
Class R	—	(714)
Class R6	—	(108,036)
Class Y	—	(179,384)
From return of capital
Class A	—	(264,242)
Class B	—	—
Class C	—	—
Class M	—	—
Class R	—	(79)
Class R6	—	(12,006)
Class Y	—	(19,935)
Increase in capital from settlement payments	3,411	—
Increase (decrease) from capital share transactions
(Notes 4 and 8)	125,492,159	(43,480,073)
Total increase (decrease) in net assets	223,780,936	(71,919,986)

NET ASSETS
Beginning of year	763,829,265	835,749,251
End of year	$987,610,201	$763,829,265

The accompanying notes are an integral part of these financial statements.

Global Equity Fund 35

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized									expenses	investment
	value,		and unrealized	Total from	From net	From		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	investment	return of	Total	reimburse	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	capital	distributions	ments	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class A
October 31, 2019	$14.72	.05	1.74	1.79	—	—	—	—[d,e]	$16.51	12.16	$871,070	1.15	.34	35
October 31, 2018	15.29	.03	(.54)	(.51)	(.05)	(.01)	(.06)	—	14.72	(3.39)	685,082	1.15	.19	60
October 31, 2017	12.34	.06	3.09	3.15	(.20)	—	(.20)	—[d,f]	15.29	25.87	744,923	1.12	.48	220
October 31, 2016	12.72	.10	(.41)	(.31)	(.07)	—	(.07)	—	12.34	(2.45)	665,085	1.16[g]	.79[g]	48
October 31, 2015	12.85	.05	(.10)	(.05)	(.08)	—	(.08)	—	12.72	(.43)	761,328	1.23	.40	61
Class B
October 31, 2019	$13.07	(.06)	1.55	1.49	—	—	—	—[d,e]	$14.56	11.40	$12,250	1.90	(.44)	35
October 31, 2018	13.63	(.08)	(.48)	(.56)	—	—	—	—	13.07	(4.11)	7,103	1.90	(.55)	60
October 31, 2017	11.02	(.03)	2.74	2.71	(.10)	—	(.10)	—[d,f]	13.63	24.84	9,541	1.87	(.26)	220
October 31, 2016	11.38	.01	(.37)	(.36)	—	—	—	—	11.02	(3.16)	10,467	1.91[g]	.05[g]	48
October 31, 2015	11.52	(.04)	(.10)	(.14)	—	—	—	—	11.38	(1.22)	13,857	1.98	(.34)	61
Class C
October 31, 2019	$13.76	(.06)	1.62	1.56	—	—	—	—[d,e]	$15.32	11.34	$22,912	1.90	(.45)	35
October 31, 2018	14.35	(.08)	(.51)	(.59)	—	—	—	—	13.76	(4.11)	10,942	1.90	(.54)	60
October 31, 2017	11.59	(.03)	2.90	2.87	(.11)	—	(.11)	—[d,f]	14.35	24.94	19,322	1.87	(.27)	220
October 31, 2016	11.98	—[d]	(.38)	(.38)	(.01)	—	(.01)	—	11.59	(3.20)	18,589	1.91[g]	.04[g]	48
October 31, 2015	12.12	(.04)	(.10)	(.14)	—	—	—	—	11.98	(1.16)	17,265	1.98	(.35)	61
Class M
October 31, 2019	$14.03	(.02)	1.65	1.63	—	—	—	—[d,e]	$15.66	11.62	$11,217	1.65	(.15)	35
October 31, 2018	14.59	(.05)	(.51)	(.56)	—	—	—	—	14.03	(3.84)	9,458	1.65	(.31)	60
October 31, 2017	11.79	—[d]	2.94	2.94	(.14)	—	(.14)	—[d,f]	14.59	25.19	10,441	1.62	(.02)	220
October 31, 2016	12.16	.03	(.39)	(.36)	(.01)	—	(.01)	—	11.79	(2.99)	9,603	1.66[g]	.29[g]	48
October 31, 2015	12.28	(.01)	(.10)	(.11)	(.01)	—	(.01)	—	12.16	(.87)	10,907	1.73	(.10)	61
Class R
October 31, 2019	$14.59	.01	1.73	1.74	—	—	—	—[d,e]	$16.33	11.93	$1,304	1.40	—[h]	35
October 31, 2018	15.16	(.01)	(.54)	(.55)	(.02)	—[d]	(.02)	—	14.59	(3.62)	282	1.40	(.08)	60
October 31, 2017	12.22	.03	3.06	3.09	(.15)	—	(.15)	—[d,f]	15.16	25.55	571	1.37	.22	220
October 31, 2016	12.57	.07	(.42)	(.35)	—	—	—	—	12.22	(2.78)	498	1.41[g]	.56[g]	48
October 31, 2015	12.70	.02	(.10)	(.08)	(.05)	—	(.05)	—	12.57	(.65)	590	1.48	.18	61
Class R6
October 31, 2019	$15.28	.12	1.81	1.93	—	—	—	—[d,e]	$17.21	12.63	$21,642.77		.73	35
October 31, 2018	15.87	.09	(.57)	(.48)	(.10)	(.01)	(.11)	—	15.28	(3.04)	17,636.76		.57	60
October 31, 2017	12.80	.12	3.20	3.32	(.25)	—	(.25)	—[d,f]	15.87	26.40	16,773.72		.88	220
October 31, 2016	13.20	.15	(.43)	(.28)	(.12)	—	(.12)	—	12.80	(2.11)	11,433	.75[g]	1.19[g]	48
October 31, 2015	13.33	.11	(.11)	—[d]	(.13)	—	(.13)	—	13.20	(.01)	12,062.84		.78	61

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

36 Global Equity Fund	Global Equity Fund 37

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized									expenses	investment
	value,		and unrealized	Total from	From net	From		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	investment	return of	Total	reimburse	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	capital	distributions	ments	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class Y
October 31, 2019	$15.23	.09	1.81	1.90	—	—	—	—[d,e]	$17.13	12.48	$47,215.90		.58	35
October 31, 2018	15.81	.07	(.56)	(.49)	(.08)	(.01)	(.09)	—	15.23	(3.12)	33,325.90		.44	60
October 31, 2017	12.76	.10	3.18	3.28	(.23)	—	(.23)	—[d,f]	15.81	26.13	34,179.87		.72	220
October 31, 2016	13.15	.13	(.42)	(.29)	(.10)	—	(.10)	—	12.76	(2.20)	28,487	.91[g]	1.03[g]	48
October 31, 2015	13.28	.09	(.11)	(.02)	(.11)	—	(.11)	—	13.15	(.17)	31,117.98		.66	61

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d Amount represents less than $0.01 per share.

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Canadian Imperial Holdings, Inc. and CIBC World Markets Corp., which amounted to less than $0.01 per share outstanding on March 6, 2019.

f Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Haidar Capital Management/Haidar Capital Advisors, which amounted to less than $0.01 per share outstanding on February 15, 2017.

g Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflects a reduction of less than 0.01% as a percentage of average net assets (Note 2).

h Amount represents less than 0.01%.

The accompanying notes are an integral part of these financial statements.

38 Global Equity Fund	Global Equity Fund 39

Notes to financial statements 10/31/19

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2018 through October 31, 2019.

Putnam Global Equity Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. For example, Putnam Management may purchase stocks of companies with stock prices that reflect a value lower than that which it places on the company. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in equity investments. This policy may be changed only after 60 days’ notice to shareholders. Putnam Management may also consider other factors that it believes will cause the stock price to rise. The fund invests mainly in developed countries, but may invest in emerging markets. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. Effective November 25, 2019, class M shares will no longer be available for purchase and will convert automatically to class A shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

40 Global Equity Fund

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Global Equity Fund 41

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

42 Global Equity Fund

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $233,687 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $2,680,128 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $2,666,514 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $15,672,125 and the value of securities loaned amounted to $15,567,443.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In

Global Equity Fund 43

addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At October 31, 2019, the fund had a capital loss carryover of $35,250,827 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the combined carryovers are:

	Loss carryover
Short-term	Long-term	Total
$5,267,870	$29,982,957	$35,250,827

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses from partnership income, and from activity related to the merger as disclosed in Note 8. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $535,676 to increase undistributed net investment income, $1,757,234 to decrease paid-in capital and $1,221,558 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$153,591,734
Unrealized depreciation	(41,258,865)
Net unrealized appreciation	112,332,869
Undistributed ordinary income	420,525
Capital loss carryforward	(35,250,827)
Cost for federal income tax purposes	$892,079,798

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of

44 Global Equity Fund

all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.850%	of the first $5 billion,	0.650%	of the next $50 billion,
0.800%	of the next $5 billion,	0.630%	of the next $50 billion,
0.750%	of the next $10 billion,	0.620%	of the next $100 billion and
0.700%	of the next $10 billion,	0.615%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI World Index (Net Dividends) measured over the performance period. The maximum annualized performance adjustment rate is +/–0.15%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the thirty-six month performance period. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

In connection with the mergers of Putnam Global Consumer Fund, Putnam Global Financials Fund, Putnam Global Sector Fund and Putnam Global Utilities Fund (“acquired funds”) into the fund on June 17, 2019, the management contract was amended such that, after completion of the mergers, the combined fund’s performance adjustment will be calculated based on the combined assets of the fund and all acquired funds for any portion of a performance period that is prior to the mergers, unless the use of the combined assets results in a fee payable by the fund under the amended management contract that is higher than the management fee that would have been paid under the fund’s current management contract. Under those circumstances, Putnam Management has agreed to reduce its management fee to reflect the lower amount that would have been payable under the fund’s current fee schedule, which would only take into account the assets of the fund for the period prior to the closing of the mergers. As a result of these management contract changes, the fund’s shareholders may pay a lower management fee, but would never pay a higher management fee, under the amended management contract than they would have paid under the fund’s current management contract.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the management fee represented an effective rate (excluding the impact of any expense waiver in effect) of 0.652% of the fund’s average net assets, which included an effective base fee of 0.688% and a decrease of 0.036% ($304,075) based on performance.

Putnam Management has contractually agreed, through February 28, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or

Global Equity Fund 45

PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,402,901	Class R	1,350
Class B	16,802	Class R6	9,834
Class C	29,570	Class Y	71,978
Class M	19,153	Total	$1,551,588

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $13,736 under the expense offset arrangements and by $50,452 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $674, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

46 Global Equity Fund

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,862,797
Class B	1.00%	1.00%	89,616
Class C	1.00%	1.00%	158,032
Class M	1.00%	0.75%	76,153
Class R	1.00%	0.50%	3,637
Total			$2,190,235

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $31,608 and $388 from the sale of class A and class M shares, respectively, and received $3,015 and $431 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $347 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$372,316,964	$286,795,214
U.S. government securities (Long-term)	—	—
Total	$372,316,964	$286,795,214

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 10/31/19		YEAR ENDED 10/31/18
Class A	Shares	Amount	Shares	Amount
Shares sold	882,982	$13,679,743	5,444,175	$86,817,653
Shares issued in connection with
reinvestment of distributions	—	—	157,952	2,471,904
Shares issued in connection with the
merger of Putnam Global
Consumer Fund	1,606,224	25,209,358	—	—
Shares issued in connection with the
merger of Putnam Global
Financials Fund	604,796	9,492,150	—	—
Shares issued in connection with the
merger of Putnam Global Sector Fund	930,478	14,603,662	—	—
Shares issued in connection with the
merger of Putnam Global Utilities Fund	9,015,517	141,496,739	—	—
	13,039,997	204,481,652	5,602,127	89,289,557
Shares repurchased	(6,845,094)	(105,788,783)	(7,777,451)	(123,443,059)
Net increase (decrease)	6,194,903	$98,692,869	(2,175,324)	$(34,153,502)

Global Equity Fund 47

	YEAR ENDED 10/31/19		YEAR ENDED 10/31/18
Class B	Shares	Amount	Shares	Amount
Shares sold	17,890	$250,495	26,800	$377,860
Shares issued in connection with
reinvestment of distributions	—	—	—	—
Shares issued in connection with the
merger of Putnam Global
Consumer Fund	202,340	2,807,887	—	—
Shares issued in connection with the
merger of Putnam Global
Financials Fund	58,867	816,910	—	—
Shares issued in connection with the
merger of Putnam Global Sector Fund	77,206	1,071,401	—	—
Shares issued in connection with the
merger of Putnam Global Utilities Fund	180,986	2,511,564	—	—
	537,289	7,458,257	26,800	377,860
Shares repurchased	(239,246)	(3,324,130)	(183,291)	(2,608,575)
Net increase (decrease)	298,043	$4,134,127	(156,491)	$(2,230,715)

	YEAR ENDED 10/31/19		YEAR ENDED 10/31/18
Class C	Shares	Amount	Shares	Amount
Shares sold	81,031	$1,151,229	142,653	$2,126,798
Shares issued in connection with
reinvestment of distributions	—	—	—	—
Shares issued in connection with the
merger of Putnam Global
Consumer Fund	390,789	5,706,686	—	—
Shares issued in connection with the
merger of Putnam Global
Financials Fund	142,381	2,079,195	—	—
Shares issued in connection with the
merger of Putnam Global Sector Fund	218,151	3,185,659	—	—
Shares issued in connection with the
merger of Putnam Global Utilities Fund	194,637	2,842,281	—	—
	1,026,989	14,965,050	142,653	2,126,798
Shares repurchased	(326,971)	(4,816,635)	(693,869)	(10,328,982)
Net increase (decrease)	700,018	$10,148,415	(551,216)	$(8,202,184)

48 Global Equity Fund

	YEAR ENDED 10/31/19		YEAR ENDED 10/31/18
Class M	Shares	Amount	Shares	Amount
Shares sold	28,888	$414,940	27,203	$416,128
Shares issued in connection with
reinvestment of distributions	—	—	—	—
Shares issued in connection with the
merger of Putnam Global
Consumer Fund	12,032	179,415	—	—
Shares issued in connection with the
merger of Putnam Global
Financials Fund	640	9,547	—	—
Shares issued in connection with the
merger of Putnam Global Sector Fund	12,621	188,203	—	—
Shares issued in connection with the
merger of Putnam Global Utilities Fund	64,171	956,889	—	—
	118,352	1,748,994	27,203	416,128
Shares repurchased	(76,433)	(1,119,798)	(68,389)	(1,044,922)
Net increase (decrease)	41,919	$629,196	(41,186)	$(628,794)

	YEAR ENDED 10/31/19		YEAR ENDED 10/31/18
Class R	Shares	Amount	Shares	Amount
Shares sold	8,196	$129,061	4,101	$64,753
Shares issued in connection with
reinvestment of distributions	—	—	50	776
Shares issued in connection with the
merger of Putnam Global
Consumer Fund	14,532	225,800	—	—
Shares issued in connection with the
merger of Putnam Global
Financials Fund	41,489	644,674	—	—
Shares issued in connection with the
merger of Putnam Global Sector Fund	951	14,772	—	—
Shares issued in connection with the
merger of Putnam Global Utilities Fund	31,269	485,880	—	—
	96,437	1,500,187	4,151	65,529
Shares repurchased	(35,985)	(571,065)	(22,424)	(367,425)
Net increase (decrease)	60,452	$929,122	(18,273)	$(301,896)

Global Equity Fund 49

	YEAR ENDED 10/31/19		YEAR ENDED 10/31/18
Class R6	Shares	Amount	Shares	Amount
Shares sold	494,794	$8,222,013	211,765	$3,493,693
Shares issued in connection with
reinvestment of distributions	—	—	7,410	120,042
Shares issued in connection with the
merger of Putnam Global
Consumer Fund	—	—	—	—
Shares issued in connection with the
merger of Putnam Global
Financials Fund	—	—	—	—
Shares issued in connection with the
merger of Putnam Global Sector Fund	—	—	—	—
Shares issued in connection with the
merger of Putnam Global Utilities Fund	—	—	—	—
	494,794	8,222,013	219,175	3,613,735
Shares repurchased	(391,645)	(6,467,523)	(122,124)	(2,033,521)
Net increase	103,149	$1,754,490	97,051	$1,580,214

	YEAR ENDED 10/31/19		YEAR ENDED 10/31/18
Class Y	Shares	Amount	Shares	Amount
Shares sold	443,933	$7,222,002	661,012	$10,872,516
Shares issued in connection with
reinvestment of distributions	—	—	11,506	185,929
Shares issued in connection with the
merger of Putnam Global
Consumer Fund	520,049	8,458,969	—	—
Shares issued in connection with the
merger of Putnam Global
Financials Fund	151,265	2,460,428	—	—
Shares issued in connection with the
merger of Putnam Global Sector Fund	304,842	4,958,475	—	—
Shares issued in connection with the
merger of Putnam Global Utilities Fund	360,849	5,869,463	—	—
	1,780,938	28,969,337	672,518	11,058,445
Shares repurchased	(1,213,361)	(19,765,397)	(645,453)	(10,601,641)
Net increase	567,577	$9,203,940	27,065	$456,804

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value
Class M	602	0.1%	$9,427
Class R	951	1.2	15,530

50 Global Equity Fund

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 10/31/18	cost	proceeds	income	of 10/31/19
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$27,708,437	$181,834,565	$193,870,877	$564,066	$15,672,125
Putnam Short Term
Investment Fund**	—	235,236,777	227,109,991	268,977	8,126,786
Total Short-term
investments	$27,708,437	$417,071,342	$420,980,868	$833,043	$23,798,911

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$42,000
Written equity option contracts (contract amount)	$42,000
Forward currency contracts (contract amount)	$179,800,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$1,202,806	Payables	$3,125,939
Total		$1,202,806		$3,125,939

Global Equity Fund 51

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Options	contracts	Total
Foreign exchange contracts	$—	$440,864	$440,864
Equity contracts	(314,175)	—	$(314,175)
Total	$(314,175)	$440,864	$126,689

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Options	contracts	Total
Foreign exchange contracts	$—	$(1,669,190)	$(1,669,190)
Equity contracts	(587,615)	—	$(587,615)
Total	$(587,615)	$(1,669,190)	$(2,256,805)

Note 8: Acquisition of Putnam Global Consumer Fund, Putnam Global Financials Fund, Putnam Global Sector Fund and Global Utilities Fund.

The purpose of the transactions were to combine five Putnam funds with substantially similar investment objectives and similar investment strategies into a single Putnam fund with a larger asset base and therefore potentially lower expenses for fund shareholders.

On June 17, 2019, the fund issued 1,606,224, 202,340, 390,789, 12,032, 14,532 and 520,049 class A, class B, class C, class M, class R and class Y shares, respectively, for 1,263,048, 148,699, 303,632, 9,233, 11,410 and 419,981 class A, class B, class C, class M, class R and class Y shares of Putnam Global Consumer Fund to acquire that fund’s net assets in a tax-free exchange approved by the shareholders. The investment portfolio of Putnam Global Consumer Fund, with a fair value of $41,082,955 and an identified cost of $32,053,294 at June 17, 2019, was the principal asset acquired by the fund. The net assets of the Putnam Global Consumer Fund on June 17, 2019, was $42,588,115. On June 17, 2019 Putnam Global Consumer Fund had undistributed net investment income of $6,533, accumulated net realized loss of $345,538 and unrealized appreciation of $9,029,968.

On June 17, 2019, the fund issued 604,796, 58,867, 142,381, 640, 41,489 and 151,265 class A, class B, class C, class M, class R and class Y shares, respectively, for 810,488, 71,629, 184,631, 814, 55,604 and 209,140 class A, class B, class C, class M, class R and class Y shares of Putnam Global Financials Fund to acquire that fund’s net assets in a tax-free exchange approved by the shareholders. The investment portfolio of Putnam Global Financials Fund, with a fair value of $17,365,446 and an identified cost of $15,998,638 at June 17, 2019, was the principal asset acquired by the fund. The net assets of the Putnam Global Financials Fund on June 17, 2019, was $15,502,904. On June 17, 2019 Putnam Global Financials Fund had distributions in excess of net investment income of $174,702, accumulated net realized loss of $168,948 and unrealized appreciation of $1,366,975.

On June 17, 2019, the fund issued 930,478, 77,206, 218,151, 12,621, 951 and 304,842 class A, class B, class C, class M, class R and class Y shares, respectively, for 1,297,845, 97,147, 289,566, 16,687, 1,310 and 439,241 class A, class B, class C, class M, class R and class Y shares of Putnam Global Sector Fund to acquire that fund’s net assets in a tax-free exchange approved by the shareholders. The investment portfolio of Putnam Global Sector Fund, with a fair value and identified cost of $24,024,139 at June 17, 2019, was the principal asset acquired by the fund. The net assets of the Putnam Global Sector Fund on June 17, 2019, was $24,022,172. On June 17, 2019 Putnam Global Sector Fund had distributions in excess of net investment income of $413,970, accumulated net realized loss of $80,987 and unrealized appreciation of $0.

On June 17, 2019, the fund issued 9,015,517, 180,986, 194,637, 64,171, 31,269 and 360,849 class A, class B, class C, class M, class R and class Y shares, respectively, for 14,566,603, 259,237, 295,778, 98,549, 50,027 and 604,772 class A, class B, class C, class M, class R and class Y shares of Putnam Global Utilities Fund to acquire that fund’s net assets in a tax-free exchange approved by the shareholders. The investment portfolio of Putnam Global Utilities Fund, with a fair value of $153,856,766 and an identified cost of $151,330,221 at June 17, 2019, was the principal asset acquired by the fund. The net assets of the Putnam Global Utilities Fund on June 17, 2019, was

52 Global Equity Fund

$154,162,816. On June 17, 2019 Putnam Global Utilities Fund had distributions in excess of net investment income of $475,402, accumulated net realized loss of $779,466 and unrealized appreciation of $2,526,553.

The aggregate net assets of the fund on June 17, 2019 was $752,725,164. Immediately following the acquisitions, the net assets were $989,001,171.

Information presented in the Statement of operations and changes in net assets reflect only the operations of Putnam Global Equity Fund.

Assuming the acquisitions had been completed on November 1, 2018, the fund’s pro forma results of operations for the reporting period are as follows (Unaudited):

Net investment Income	$6,140,878
Net gain(loss) on investments	$117,034,738
Net Increase (decrease) in net assets resulting from operations	$123,175,616

Because the combined investment portfolios have been managed as a single portfolio since the acquisitions were completed, it is not practicable to separate the amounts of revenue and earnings of the Putnam Global Consumer Fund, the Putnam Global Financials Fund, the Putnam Global Sector Fund and the Putnam Global Utilities Fund that have been included in the fund’s Statement of operations for the current fiscal period.

Global Equity Fund 53

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Assets:
Forward currency contracts#	$34,651	$51,953	$11,182	$218,651	$172,491	$79,518	$280,097	$12,469	$29,223	$312,571	$—	$1,202,806
Total Assets	$34,651	$51,953	$11,182	$218,651	$172,491	$79,518	$280,097	$12,469	$29,223	$312,571	$—	$1,202,806
Liabilities:
Forward currency contracts#	1,108,106	44,304	587,282	978,545	45,036	335,056	—	27,073	—	—	537	3,125,939
Total Liabilities	$1,108,106	$44,304	$587,282	$978,545	$45,036	$335,056	$—	$27,073	$—	$—	$537	$3,125,939
Total Financial and Derivative
Net Assets	$(1,073,455)	$7,649	$(576,100)	$(759,894)	$127,455	$(255,538)	$280,097	$(14,604)	$29,223	$312,571	$(537)	$(1,923,133)
Total collateral received
(pledged)†##	$(988,411)	$(111,160)	$(564,444)	$(725,657)	$127,455	$(255,538)	$275,954	$—	$—	$233,687	$—
Net amount	$(85,044)	$118,809	$(11,656)	$(34,237)	$—	$—	$4,143	$(14,604)	$29,223	$78,884	$(537)
Controlled collateral received
(including TBA commitments)**	$—	$—	$—	$—	$132,316	$—	$275,954	$—	$—	$—	$—	$408,270
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$233,687	$—	$233,687
Collateral (pledged) (including
TBA commitments)**	$(988,411)	$(111,160)	$(564,444)	$(725,657)	$—	$(276,842)	$—	$—	$—	$—	$—	$(2,666,514)

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

54 Global Equity Fund	Global Equity Fund 55

Federal tax information (Unaudited)

The fund designated 100.00% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 100.00%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2020 will show the tax status of all distributions paid to your account in calendar 2019.

56 Global Equity Fund

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury
Born 1947, Trustee since 2009
Principal occupations during past five years: Trustee of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: English Helper, Inc., a private software company

Barbara M. Baumann
Born 1955, Trustee since 2010
Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Treasurer of the Board and Chair of the Finance Committee, The Denver Foundation. Member of the Finance Committee, the Children's Hospital of Colorado. Senior Advisor to First Reserve, an energy and private equity firm.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, an independent natural gas and oil exploration and production company

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill
Born 1954, Trustee since 2017
Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Dr. Paul L. Joskow
Born 1947, Trustee since 1997
Principal occupations during past five years: Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Head of the MIT Department of Economics from 1994 to 1998 and Director of the MIT Center for Energy and Environmental Policy Research from 1999 through 2007. From 2008 to 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Member Emeritus of the Board of Advisors of the Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Global Equity Fund 57

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of October 31, 2019, there were 91 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

58 Global Equity Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Robert T. Burns (Born 1961)	Richard T. Kircher (Born 1962)
Vice President and Chief Legal Officer	Vice President and BSA Compliance Officer
Since 2011	Since 2019
General Counsel, Putnam Investments,	Assistant Director, Operational Compliance, Putnam
Putnam Management, and Putnam Retail Management	Investments and Putnam Retail Management

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Mark C. Trenchard (Born 1962)
Since 2004	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

Global Equity Fund 59

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

60 Global Equity Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	Robert E. Patterson
London, England SW1A 1ER	George Putnam, III	Richard T. Kircher
	Robert L. Reynolds	Vice President and BSA
The Putnam Advisory Company, LLC	Manoj P. Singh	Compliance Officer
100 Federal Street
Boston, MA 02110	Officers	Susan G. Malloy
	Robert L. Reynolds	Vice President and
Marketing Services	President	Assistant Treasurer
Putnam Retail Management
100 Federal Street	Robert T. Burns	Denere P. Poulack
Boston, MA 02110	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Custodian
State Street Bank	James F. Clark	Janet C. Smith
and Trust Company	Vice President, Chief Compliance	Vice President,
	Officer, and Chief Risk Officer	Principal Financial Officer,
Legal Counsel		Principal Accounting Officer,
Ropes & Gray LLP	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
Independent Registered	Proxy Voting and Corporate	Mark C. Trenchard
Public Accounting Firm	Governance, Assistant Clerk,	Vice President
KPMG LLP	and Assistant Treasurer

This report is for the information of shareholders of Putnam Global Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

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Boston, MA 02110

1-800-225-1581
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AN006 318946 12/19

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In October 2019, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Employee notification to the Code of Ethics Officer before acting as a public official for any government entity (ii) Clarifying changes to the Insider Trading provisions and to the rules for trading in securities issued by Great-West Lifeco.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2019	$52,016	$23,400 *	$5,595	$ —
October 31, 2018	$50,312	$ —	$5,485	$ —

*	Fees billed to the fund for services relating to a fund merger.

For the fiscal years ended October 31, 2019 and October 31, 2018, the fund's independent auditor billed aggregate non-audit fees in the amounts of $28,995 and $5,485 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2019	$ —	$ —	$ —	$ —
October 31, 2018	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Global Equity Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 27, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 27, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 27, 2019